                                                                      EXHIBIT 21
                                                        (i)(ii)
                       Morgan Stanley Dean Witter & Co.
                               Subsidiaries List
                            As of November 30, 2000


                                                                                          Jurisdiction of
                                                                                          Incorporation or          Year of Inc. or
                                                                                             Formation                 Formation
                                                                                       ----------------------       ----------------
Bayfine DE LLC                                                                               Delaware                   2000
Bayview Holding Ltd.                                                                         Cayman Islands             2000
     Bayfine UK Products                                                                     England & Wales            2000
     Bayfine Cayman Ltd.                                                                     Cayman Islands             2000
     Bayfine DE Inc.                                                                         Delaware                   2000
         Bayfine UK                                                                          England & Wales            2000
Dean Witter Alliance Capital Corporation                                                     Delaware                   1993
Dean Witter Asset Corporation                                                                Delaware                   1992
Dean Witter Capital Corporation                                                              Delaware                   1987
     Dean Witter Advisers Inc.                                                               Delaware                   1989
     Dean Witter Capital Advisers Inc.                                                       Delaware                   1989
     DW Administrators Inc.                                                                  Delaware                   1989
     DW Window Coverings Holding, Inc.                                                       Delaware                   1988
Dean Witter Futures and Currency Management Inc.                                             Delaware                   1987
Dean Witter Realty Inc.                                                                      Delaware                   1982
     Dean Witter Global Realty Inc.                                                          Delaware                   1995
     Dean Witter Holding Corporation                                                         Delaware                   1983
         Civic Center Leasing Corporation                                                    Delaware                   1983
         Lee Leasing Corporation                                                             Delaware                   1982
         Lewiston Leasing Corporation                                                        Delaware                   1983
         Sartell Leasing Corporation                                                         Delaware                   1982
     Dean Witter Leasing Corporation                                                         Delaware                   1982
     Dean Witter Realty Credit Corporation                                                   Delaware                   1982
     Dean Witter Realty Fourth Income Properties Inc.                                        Delaware                   1986
     Dean Witter Realty Growth Properties Inc.                                               Delaware                   1985
     Dean Witter Realty Income Associates I Inc.                                             Delaware                   1983
     Dean Witter Realty Income Associates II Inc.                                            Delaware                   1984
     Dean Witter Realty Income Properties I Inc.                                             Delaware                   1983
     Dean Witter Realty Income Properties II Inc.                                            Delaware                   1984
     Dean Witter Realty Income Properties III Inc.                                           Delaware                   1985
     Dean Witter Realty Yield Plus Assignor Inc.                                             Delaware                   1987
     Dean Witter Realty Yield Plus Inc.                                                      Delaware                   1987
     Dean Witter Realty Yield Plus II Inc.                                                   Delaware                   1988
     DW Arboretum Plaza Inc.                                                                 Delaware                   1992
     DW Bennington Property Inc.                                                             Delaware                   1993
     DW Chesterbrook Investors Inc.                                                          Delaware                   1992
     DW Duportail Investors Inc.                                                             Delaware                   1992
     DW Greycoat Inc.                                                                        Delaware                   1993
     Green Orchard Inc.                                                                      Massachusetts              1991
     LLJV Funding Corporation                                                                Massachusetts              1984
     Realty Management Services Inc.                                                         Delaware                   1982
     DW Taxter Special Corp.                                                                 Delaware                   1999
Dean Witter Reynolds Inc.                                                                    Delaware                   1968
     Dean Witter Reynolds Insurance Agency (Massachusetts) Inc.                              Massachusetts              1975
     Dean Witter Reynolds Insurance Agency (Ohio) Inc.                                       Ohio                       1977
     Dean Witter Reynolds Insurance Agency (Oklahoma) Inc.                                   Oklahoma                   1976
     Dean Witter Reynolds Insurance Agency (Texas) Inc.                                      Texas                      1978
     Dean Witter Reynolds Insurance Services (Alabama) Inc.                                  Alabama                    1991
     Dean Witter Reynolds Insurance Services (Arkansas) Inc.                                 Arkansas                   1977
     Dean Witter Reynolds Insurance Services (Illinois) Inc.                                 Illinois                   1975
     Dean Witter Reynolds Insurance Services, Inc. (Puerto Rico)                             Puerto Rico                1987
     Dean Witter Reynolds Insurance Services (Maine) Inc.                                    Maine                      1995
     Dean Witter Reynolds Insurance Services (Montana) Inc.                                  Montana                    1977
     Dean Witter Reynolds Insurance Services (New  Hampshire) Inc.                           New Hampshire              1977
     Dean Witter Reynolds Insurance Services (South Dakota) Inc.                             South Dakota               1977
     Dean Witter Reynolds Insurance Services (Wyoming) Inc.                                  Wyoming                    1977
     DWR Special Partners Inc.                                                               Delaware                   1982
     Morgan Stanley Dean Witter Global Insurance Services Limited                            Bermuda                    2000
     Morgan Stanley Dean Witter Insurance Services (Arizona) Inc.                            Arizona                    1974
     Morgan Stanley Dean Witter Insurance Services Inc.                                      Delaware                   1972
         Dean Witter Reynolds Insurance Agency (Indiana) Inc.                                Indiana                    1975
         FD Insurance Services, Inc.                                                         Delaware                   1997
         FD Insurance Services of Nevada, Inc.                                               Nevada                     1997
         FD Insurance Services of New Mexico, Inc.                                           New Mexico                 1997
         FD Insurance Services of Texas, Inc.                                                Texas                      1997
Dean Witter Reynolds Partners Inc.                                                           Delaware                   1982

Page 1 of 8 Pages

                                                                                          Jurisdiction of
                                                                                          Incorporation or          Year of Inc. or
                                                                                             Formation                 Formation
                                                                                       ----------------------       ----------------
Dean Witter Reynolds Venture Equities Inc.                                                   Delaware                   1981
     Dean Witter Venture Management Inc.                                                     Delaware                   1986
Dean Witter Venture Inc.                                                                     Delaware                   1993
Demeter Management Corporation                                                               Delaware                   1977
DWR Partnership Administrators Inc.                                                          Delaware                   1989
Early Adopter Fund Manager Inc.                                                              Delaware                   1999
Jolter Investments Inc.                                                                      Delaware                   1989
Morgan Rundle Inc.                                                                           Delaware                   1978
     MR Ventures Inc.                                                                        Delaware                   1982
Morgan Stanley & Co. Incorporated                                                            Delaware                   1969
     Graystone Wealth Management Services LLC                                                Delaware                   1999
     Morgan Stanley Flexible Agreements Inc.                                                 Delaware                   1992
     MS Securities Services Inc.                                                             Delaware                   1981
     Prime Dealer Services Corp.                                                             Delaware                   1994
Morgan Stanley ABS Capital I Inc.                                                            Delaware                   1997
Morgan Stanley ABS Capital II Inc.                                                           Delaware                   1997
Morgan Stanley Advisory Partnership Inc.                                                     Delaware                   1985
Morgan Stanley Asset Funding Inc.                                                            Delaware                   1997
Morgan Stanley Baseball, Inc.                                                                Delaware                   1989
Morgan Stanley Capital Group Inc.                                                            Delaware                   1984
     MSDW Power  Development Corp.                                                           Delaware                   2000
         Naniwa Energy LLC                                                                   Delaware                   2000
     South Eastern Electric Development Corporation                                          Delaware                   1998
     South Eastern Energy Corporation                                                        Delaware                   1999
     South Eastern Generating Corporation                                                    Delaware                   2000
Morgan Stanley Capital International Inc. *                                                  Delaware                   1998
     Morgan Stanley Capital International Australia Pty Limited                              Australia                  2000
     Morgan Stanley Capital International Limited                                            England & Wales            2000
     Morgan Stanley Capital International S.A.                                               Switzerland                1998
Morgan Stanley Capital (Jersey) Limited                                                      Jersey, Channel Is.        1987
Morgan Stanley Capital Partners III, Inc.                                                    Delaware                   1993
Morgan Stanley Capital Services Inc.                                                         Delaware                   1985
Morgan Stanley Commercial Mortgage Capital, Inc.                                             Delaware                   1994
Morgan Stanley Credit Products Ltd.                                                          Cayman Islands             1998
Morgan Stanley Dean Witter Advisors Inc.                                                     Delaware                   1992
     Morgan Stanley Dean Witter Services Company Inc.                                        Delaware                   1994
Morgan Stanley Dean Witter Capital I Inc.                                                    Delaware                   1985
Morgan Stanley Dean Witter Commercial Financial Services, Inc.                               Delaware                   2000
Morgan Stanley Dean Witter Commodities Management Inc.                                       Delaware                   1992
Morgan Stanley Dean Witter Distributors Inc.                                                 Delaware                   1992
Morgan Stanley Dean Witter Equity Funding, Inc.                                              Delaware                   1998
Morgan Stanley Dean Witter HK RAV IV, LLC                                                    Delaware                   1999
Morgan Stanley Dean Witter International Incorporated                                        Delaware                   1978
     Dean Witter Reynolds GmbH                                                               Germany                    1974
     Dean Witter Reynolds (Hong Kong) Limited                                                Hong Kong                  1979
     Dean Witter Reynolds International, Inc.                                                Panama                     1959
         Dean Witter Reynolds (Geneva) S.A.                                                  Switzerland                1991
     Dean Witter International Ltd.                                                          England & Wales            1988
         Dean Witter Capital Markets International Ltd. (U.K.)                               England & Wales            1987
         Dean Witter Futures Limited                                                         England & Wales            1977
         Dean Witter Reynolds Limited                                                        England & Wales            1968
     Dean Witter Reynolds International, S.A.                                                France                     1979
     Dean Witter Reynolds (Lausanne) S.A.                                                    Switzerland                1973
     Dean Witter Reynolds (Lugano) S.A.                                                      Switzerland                1989
     Dean Witter Reynolds S.p.A.                                                             Italy                      1978
     Morgan Stanley Dean Witter Trust Company (Cayman) Ltd.                                  Cayman Islands             1998
         Morgan Stanley Dean Witter Nominees Limited                                         Cayman Islands             1999
         Tate Limited                                                                        Cayman Islands             1999
Morgan Stanley Dean Witter Investment Group Inc.                                             Delaware                   1999
Morgan Stanley Dean Witter Investment Management Inc.                                        Delaware                   1980
     Morgan Stanley Dean Witter Global Franchise Inc.                                        Delaware                   1997
     Morgan Stanley Dean Witter Investment Management Holdings Inc.                          Delaware                   1995
         Miller Anderson & Sherrerd, LLP                                                     Pennsylvania               1971
            MAS Capital Management Partners, LP                                              Delaware                   2000
            MAS Fixed Income Partnership I, L.P.                                             Delaware                   1995
                MAS Fixed Income I, LLC                                                      Delaware                   1995
            MAS Fixed Income Partnership II, LP                                              Delaware                   1995

Page 2 of 8 Pages

                                                                                          Jurisdiction of
                                                                                          Incorporation or          Year of Inc. or
                                                                                             Formation                 Formation
                                                                                       ----------------------       ----------------
                MAS Fixed Income II, LLC                                                     Delaware                   1995
            MAS Fund Distribution, Inc.                                                      Pennsylvania               1992
            MSDW AIP Funding Inc.                                                            Delaware                   2000
Morgan Stanley Dean Witter Municipal Funding, Inc.                                           Delaware                   1998
Morgan Stanley Dean Witter Principal Funding, Inc.                                           Delaware                   1998
     Cornerford Limited                                                                      England & Wales            2000
Morgan Stanley Dean Witter Trust FSB                                                         Federal Charter            1996
Morgan Stanley Dean Witter Wealth Management, Inc.                                           Delaware                   1998
Morgan Stanley Derivative Products Inc.                                                      Delaware                   1994
Morgan Stanley Developing Country Debt II, Inc.                                              Delaware                   1991
Morgan Stanley Emerging Markets Inc.                                                         Delaware                   1990
Morgan Stanley Equity Finance Limited                                                        England & Wales            1997
Morgan Stanley Equity Investors Inc.                                                         Delaware                   1988
Morgan Stanley Finance (Jersey) Limited                                                      Jersey, Channel Is.        1990
Morgan Stanley Funding, Inc.                                                                 Delaware                   1997
Morgan Stanley Global Emerging Markets, Inc.                                                 Delaware                   1996
Morgan Stanley Insurance Agency Inc.                                                         Delaware                   1985
Morgan Stanley International Incorporated                                                    Delaware                   1963
     Bank Morgan Stanley AG                                                                  Switzerland                1973
     Cabot Aircraft Services Limited                                                         Ireland                    1997
         Eplane Research Limited                                                             Ireland                    2000
     Fosbury Investments Cooperatieve U.A.                                                   The Netherlands            1998
     Morgan Stanley AB                                                                       Sweden                     1999
     Morgan Stanley Asia Holdings I Inc.                                                     Delaware                   1990
     Morgan Stanley Asia Holdings II Inc.                                                    Delaware                   1990
     Morgan Stanley Asia Holdings III Inc.                                                   Delaware                   1990
     Morgan Stanley Asia Holdings IV Inc.                                                    Delaware                   1990
     Morgan Stanley Asia Holdings V Inc.                                                     Delaware                   1990
     Morgan Stanley Asia Holdings VI Inc.                                                    Delaware                   1990
     Morgan Stanley Asia Pacific (Holdings) Limited                                          Cayman Islands             1995
         Morgan Stanley Asia Regional (Holdings) II LLC                                      Cayman Islands             1995
         Morgan Stanley Asia Regional (Holdings) III LLC                                     Cayman Islands             1995
            Morgan Stanley Dean Witter (Singapore) Holdings Pte Ltd                          Rep. of Singapore          1999
                Morgan Stanley Dean Witter Asia (Singapore) Pte                              Rep. of Singapore          1992
                Morgan Stanley Dean Witter Asia (Singapore) Securities Pte                   Rep. of Singapore          2000
                Morgan Stanley Dean Witter Capital Group (Singapore) Pte                     Rep. of Singapore          1990
                Morgan Stanley Dean Witter Futures (Singapore) Pte                           Rep. of Singapore          1992
                Morgan Stanley Dean Witter Investment Management Company                     Rep. of Singapore          1990
                Morgan Stanley Dean Witter Private Equity (Asia) Pte Ltd                     Rep. of Singapore          1999
         Morgan Stanley Asia Regional (Holdings) IV LLC                                      Cayman Islands             1995
         Morgan Stanley Dean Witter (Hong Kong) Holdings                                     Hong Kong                  1998
            MSDW Asia Securities Products LLC                                                Cayman Islands             1995
                Morgan Stanley Dean Witter Asia Limited                                      Hong Kong                  1984
                Morgan Stanley Dean Witter Futures (Hong Kong) Limited                       Hong Kong                  1988
                Morgan Stanley Dean Witter Hong Kong Securities Limited                      Hong Kong                  1988
                Morgan Stanley Dean Witter Pacific Limited                                   Hong Kong                  1987
         MSDW-JL Holdings I Limited                                                          Cayman Islands             1998
            Morgan Stanley Japan (Holdings) Ltd.                                             Cayman Islands             1984
                Morgan Stanley Japan Limited                                                 Hong Kong                  1993
                Morgan Stanley Dean Witter Japan Group, Ltd.                                 Cayman Islands             2000
                    Morgan Stanley Dean Witter Nippon Securities, Ltd.                       Cayman Islands             2000
                MSDW-JL Holdings II Limited                                                  Cayman Islands             2000
                    Morgan Stanley Dean Witter Japan Limited                                 Cayman Islands             1999
            MSDW Birkdale Limited                                                            Cayman Islands             2000
                MSDW Portrush Limited                                                        Cayman Islands             2000
            MSDW Muirfield Limited                                                           Cayman Islands             2000
                MSDW Lytham Limited                                                          Cayman Islands             2000
     Morgan Stanley Asset & Investment Trust Management Co., Limited                         Japan                      1987
     Morgan Stanley Asset Management S.A.                                                    Luxembourg                 1988
     Morgan Stanley Canada Limited                                                           Canada                     1982
     Morgan Stanley Capital SA                                                               France                     1989
     Morgan Stanley Capital (Luxembourg) S.A.                                                Luxembourg                 1993
     Morgan Stanley Dean Witter Asia (China) Limited                                         Hong Kong                  1991
     Morgan Stanley Dean Witter Asia (Taiwan) Ltd.                                           Rep. of China              1990
     Morgan Stanley Dean Witter Australia Limited                                            Australia                  1989

Page 3 of 8 Pages

                                                                                          Jurisdiction of
                                                                                          Incorporation or          Year of Inc. or
                                                                                             Formation                 Formation
                                                                                       ----------------------       ----------------
     Morgan Stanley Dean Witter Australia Finance Limited                                    Australia                  1999
     Morgan Stanley Dean Witter Australia Securities Limited                                 Australia                  1997
         Morgan Stanley Dean Witter Australia Securities (Nominee) Pty Limited               Australia                  1999
     Morgan Stanley Dean Witter (Espana) SA                                                  Spain                      1998
     Morgan Stanley International Limited                                                    England & Wales            1998
         Morgan Stanley Dean Witter Financial Holdings, LLC                                  Delaware                   1999
            Morgan Stanley Dean Witter Hong Kong Finance Limited                             Hong Kong                  1999
         MSDW Fixed Income Limited                                                           Jersey, Channel Is.        1999
            Narib Limited                                                                    Jersey, Channel Is.        1999
            Willow Capital Limited                                                           Jersey, Channel Is.        1999
         Morgan Stanley Dean Witter UK Capital Limited                                       England & Wales            1999
         Morgan Stanley Funding Limited                                                      Jersey, Channel Is.        1997
         Morgan Stanley Funding II Limited                                                   Jersey, Channel Is.        1999
         Morgan Stanley Group (Europe)                                                       England & Wales            1988
            Delta AB 1 General Partner Limited                                               England & Wales            1996
            Morgan Stanley Capital Group Limited                                             England & Wales            1993
            Morgan Stanley Dean Witter Bank Limited                                          England & Wales            1999
                Banca Morgan Stanley SpA                                                     Italy                      1990
            Morgan Stanley Dean Witter Card Services Limited                                 England & Wales            1999
            Morgan Stanley Dean Witter Investment Management Limited                         England & Wales            1986
            Morgan Stanley Dean Witter Trustee Limited                                       England & Wales            1999
            Morgan Stanley (Europe) Limited                                                  England & Wales            1993
            Morgan Stanley Finance plc                                                       England & Wales            1993
                MSDW Corporate Holdings Limited                                              England & Wales            2000
                    MSDW Investment Holdings I Limited                                       Jersey, Channel Is.        1999
                       MSDW Investment Holdings II Limited                                   Jersey, Channel Is.        1999
                       Sunningdale Investments Cooper atieve UA                              The Netherlands            1999
                       Woburn Investments Cooperatieve UA                                    The Netherlands            1999
                Wentworth Cooperatieve U.A.                                                  The Netherlands            2000
            Morgan Stanley Property Management (UK) Limited                                  England & Wales            1987
            Morgan Stanley Services (UK) Limited                                             England & Wales            1993
            Morgan Stanley (Structured Products) Jersey Limited                              Jersey, Channel Is.        1994
            Morgan Stanley UK Group                                                          England & Wales            1976
                Morgan Stanley & Co. International Limited                                   England & Wales            1986
                    Morgan Stanley Dean Witter Strategic Investments Limited                 England & Wales            2000
                    Morgan Stanley International Nominees Limited                            England & Wales            1994
                    MSDW Millenium Investments Limited                                       England & Wales            2000
                    MSDW Turnberry Ltd.                                                      England & Wales            2000
                       MSDW Jubilee Investments Ltd.                                         England & Wales            2000
                           Augusta Cooperatieve UA                                           Netherlands                2000
                           MSDW Eden Investments Ltd.                                        England & Wales            2000
                       MSDW Mallard Investments Limited                                      England & Wales            2000
                           Haddington Investments Limited                                    Cayman Islands             2000
                    NRG360 Limited                                                           England & Wales            2000
                Morgan Stanley & Co. Limited                                                 England & Wales            1986
                Morgan Stanley Securities Limited                                            England & Wales            1986
                    Morstan Nominees Limited                                                 England & Wales            1986
                    MSDW Equity (UK) Plc                                                     England & Wales            1998
         MS Leasing UK Limited                                                               England & Wales            1991
     Morgan Stanley Dean Witter Finance (Netherlands) BV                                     The Netherlands            2000
     Morgan Stanley Dean Witter Hong Kong Nominees Limited                                   Hong Kong                  1988
     Morgan Stanley Dean Witter Mauritius Company Limited                                    Mauritius                  1993
         Morgan Stanley Dean Witter Investment Management Private Limited *                  India                      1993
         Morgan Stanley India Securities Limited*                                            India                      1995
            JM Morgan Stanley Securities Limited *                                           India                      1998
     Morgan Stanley Dean Witter, S.V., S. A.                                                 Spain                      1999
         AB Asesores Bursatiles Cordoba, S.A. *                                              Spain                      1992
         AB Asesores Bursatiles Murcia, S.A. *                                               Spain                      1993
         AB Asesores Bursatiles Sur, S.A. *                                                  Spain                      1989
            AB Asesores Ceuta, S.L. *                                                        Spain                      1998
         AB Asesores Castilla, S.A. *                                                        Spain                      1996
         AB Asesores CFMB Almeria, S.A. *                                                    Spain                      1998

         Morgan Stanley Dean Witter Gestion Pensiones, EGFP, S.A.                            Spain                      1992
         Morgan Stanley Dean Witter Consulting, S.A.                                         Spain                      2000
         AB Asesores Wellesley, S.A.                                                         Spain                      1998

Page 4 of 8 Pages

                                                                                          Jurisdiction of
                                                                                          Incorporation or          Year of Inc. or
                                                                                             Formation                 Formation
                                                                                       ----------------------       ----------------
     Morgan Stanley Dean Witter (Thailand) Limited                                           Thailand                   1997
     Morgan Stanley Holding (Deutschland) GmbH                                               Germany                    1990
         Morgan Stanley Bank AG                                                              Germany                    1986
     Morgan Stanley International Insurance Ltd.                                             Bermuda                    1995
     Morgan Stanley Latin America Incorporated                                               Delaware                   1994
         Morgan Stanley Administadora de Carteiras S.A.                                      Brazil                     1996
         Morgan Stanley Dean Witter do Brasil Ltda.                                          Brazil                     1995
            Morgan Stanley Dean Witter Distributidora de Titulos e Valores Mobilarios SA     Brazil                     1998
            Morgan Stanley Financial Products Ltd.                                           Cayman Islands             1997
         Morgan Stanley Dean Witter Participacoes e Empreendimentos S.A.                     Brazil                     2000
         MSLA Advisors Incorporated                                                          Delaware                   1995
     Morgan Stanley Middle East Inc.                                                         Delaware                   1997
     Morgan Stanley Mortgage Servicing Ltd.                                                  England & Wales            1997
     Morgan Stanley Offshore Investment Company Ltd.                                         Cayman Islands             1987
     Morgan Stanley S.A.                                                                     France                     1992
         Morgan Stanley Dean Witter (France) SA                                              France                     1998
     Morgan Stanley Services (Jersey) Limited                                                Jersey, Channel Is.        1997
     Morgan Stanley South Africa (Pty) Limited                                               South Africa               1994
     Morgan Stanley SPV I (Cayman Islands) LLC                                               Cayman Islands             1996
         Farlington Company                                                                  Ireland                    1996
            ITALSEC S.r.l.                                                                   Italy                      1996
     Morgan Stanley SPV II (Cayman Islands) LLC                                              Cayman Islands             1996
     Morgan Stanley Trading Beteiligungs-GmbH                                                Germany                    1993
         Morgan Stanley Trading GmbH & Co. KG                                                Germany                    1994
     Morgan Stanley Wertpapiere GmbH                                                         Germany                    1989
     MS Italy (Holdings) Inc.                                                                Delaware                   1990
     MS LDC, Ltd.                                                                            Delaware                   1991
         MSDW Capital Investments Inc.                                                       Delaware                   1999
     MSAM/Kokusai (Cayman Islands), Inc.                                                     Cayman Islands             1996
     MSAM/Kokusai II (Cayman Islands), Inc.                                                  Cayman Islands             1997
     MSDW-AMM, Inc.                                                                          Delaware                   2000
     MSDW Investment Holdings Limited                                                        Cayman Islands             1999
         Cabot 2 Limited                                                                     England & Wales            1978
            MS Cabot Inc.                                                                    Delaware                   1995
         MSDW Investment Holdings (US) Inc.                                                  Delaware                   1999
            MSDW Investment Holdings (UK) Ltd.                                               England & Wales            1999
                Cabot 1 Limited                                                              England & Wales            1983
                    Applied Risc Technologies Limited                                        England & Wales            1995
     MSL Incorporated                                                                        Delaware                   1976
     Providence Cayman Products Limited                                                      Cayman Islands             2000
     Providence DE LLC                                                                       Delaware                   2000
         Providence Canada Co.                                                               Canada                     2000
            Providence Cayman Investments Limited *                                          Cayman Islands             2000
                Providence DE Investments Co.                                                Delaware                   2000
Morgan Stanley (Jersey) Limited                                                              Jersey, Channel Is.        1986
Morgan Stanley LEF I, Inc.                                                                   Delaware                   1989
Morgan Stanley Leveraged Capital Fund Inc.                                                   Delaware                   1985
Morgan Stanley Leveraged Equity Fund II, Inc.                                                Delaware                   1987
     Morgan Stanley Dean Witter Private Equity Asia Limited                                  Hong Kong                  1992
Morgan Stanley Leveraged Equity Holdings Inc.                                                Delaware                   1987
Morgan Stanley Market Products Inc.                                                          Delaware                   1987
Morgan Stanley Dean Witter Mortgage Capital Inc.                                             New York                   1984
     Morgan Stanley Dean Witter Asset Capital Inc.                                           Delaware                   2000
Morgan Stanley Overseas Finance Ltd.                                                         Cayman Islands             1997
Morgan Stanley Overseas Services (Jersey) Limited                                            Jersey, Channel Is.        1986
Morgan Stanley Real Estate Investment Management Inc.                                        Delaware                   1990
     Morgan Stanley Real Estate Fund, Inc.                                                   Delaware                   1989
         MSREF I, L.L.C.                                                                     Delaware                   1995
     MSREF I-CO, L.L.C.                                                                      Delaware                   1995
Morgan Stanley Real Estate Investment Management II, Inc.                                    Delaware                   1994
     MSREF II-CO, L.L.C.                                                                     Delaware                   1995
Morgan Stanley Realty Incorporated                                                           Delaware                   1969
     BH-MS Realty Inc.                                                                       Delaware                   1983
         BH-MS Leasing Inc.                                                                  Delaware                   1983
            BH-Sartell Inc.                                                                  Delaware                   1983
     Brooks Harvey & Co., Inc.                                                               Delaware                   1971

Page 5 of 8 Pages

                                                                                          Jurisdiction of
                                                                                          Incorporation or          Year of Inc. or
                                                                                             Formation                 Formation
                                                                                       ----------------------       ----------------
     Japan Realty Finance Company                                                            Cayman Islands             1998
     Kearny Global, Inc.                                                                     Delaware                   1998
         KGI Corso Venezia S.r.L.                                                            Italy                      1999
         Kearny Germany GmbH                                                                 Germany                    1999
         Kearny Global Korea Limited                                                         Korea                      2000
         Kearny Real Estate Company                                                          Delaware                   1998
     Kearny Global Investors, K.K.                                                           Japan                      1998
         Lombard Servicing Inc.                                                              Japan                      1999
     Morgan Stanley Realty of California Inc.                                                California                 1970
     Morgan Stanley Realty of Illinois Inc.                                                  Delaware                   1989
     Morgan Stanley Realty Japan Ltd.                                                        Japan                      1998
     MSDW Canary Wharf, L.L.C.                                                               Delaware                   1999
     Tokyo Realty Investment Company                                                         Cayman Islands             1998
The Morgan Stanley Scholarship Fund Inc. (Not-For-Profit)                                    Delaware                   1985
Morgan Stanley Securitization Funding Inc.                                                   Delaware                   1998
Morgan Stanley Senior Funding, Inc.                                                          Delaware                   1996
Morgan Stanley Services Inc.                                                                 Delaware                   1988
Morgan Stanley Structured Products (Cayman) I Limited                                        Cayman Islands             1997
     Morgan Stanley Structured Products (Cayman) II Limited                                  Cayman Islands             1997
Morgan Stanley Technical Services Inc.                                                       Delaware                   1989
Morgan Stanley Technical Services MB/VC Inc.                                                 Delaware                   1993
Morgan Stanley Venture Capital Inc.                                                          Delaware                   1984
Morgan Stanley Venture Capital II, Inc.                                                      Delaware                   1992
Morgan Stanley Venture Capital III, Inc.                                                     Delaware                   1996
Morgan Stanley Ventures Inc.                                                                 Delaware                   1984
Morstan Development Company, Inc.                                                            Delaware                   1971
     Moranta, Inc.                                                                           Georgia                    1979
     Porstan Development Company, Inc.                                                       Oregon                     1982
MS 10020, Inc.                                                                               Delaware                   1994
MS 10036, Inc.                                                                               Delaware                   1996
MS Capital Cayman Ltd.                                                                       Cayman Islands             1997
MS Capital Holdings Inc.                                                                     Delaware                   1997
     Morgan Stanley Capital (Delaware) L.L.C.                                                Delaware                   1997
MS Financing Inc.                                                                            Delaware                   1986
     G.H.Y. Capital II B.V.                                                                  The Netherlands            1999
     Corso Marconi Immobiliare Limited Liability Company                                     Delaware                   1998
         Corso Marconi Immobiliare S.a.r.l.                                                  Luxembourg                 1998
     Corso Marconi Immobiliare 2 Limited Liability Company                                   Delaware                   1999
         Octavian S.a.r.l.                                                                   Luxembourg                 1999
            Luxco France  S.a.r.l.                                                           Luxembourg                 1999
            Luxco Germany  S.a.r.l.                                                          Luxembourg                 1999
                Alfa Romeo Vertriebsgesellschaft mbH *                                       Germany                    1961
                Luxco Deutschland GmbH                                                       Germany                    1999
            Luxco Spain S.a.r.l.                                                             Luxembourg                 1999
            Luxco UK S.a.r.l.                                                                Luxembourg                 1999
                Corso Marconi UK Limited                                                     England & Wales            1996
            Viale Marconi Immobiliare S.a.r.l.*                                              Luxembourg                 1992
     Morgan Stanley 750 Building Corp.                                                       Delaware                   1994
         G.H.Y. Capital B.V.                                                                 The Netherlands            1998
            Hybrid Capital Y.K.                                                              Japan                      2000
     MS Tokyo Properties Ltd.                                                                Japan                      1989
     MSDW Aircraft Holdings                                                                  Delaware                   1999
         Alltransair Nevada, Inc.                                                            Nevada                     1986
            Alltrans Nevada, Inc.                                                            Nevada                     1991
            Ancon Inc.                                                                       Nevada                     1991
            Anfal Inc.                                                                       Nevada                     1991
            Angar Nevada                                                                     Nevada                     1994
            Ansett Worldwide Aviation, U.S.A.                                                Nevada                     1986
                Ansett Worldwide Aviation Ireland Limited                                    Ireland                    1996
                Ansett Worldwide Aviation UK Limited                                         England & Wales            1994
         Ansett Worldwide Aviation Limited                                                   Hong Kong                  1987
            Fiban Limited                                                                    Hong Kong                  1991
            Anzam Limited                                                                    Hong Kong                  1991
            Ansett Worldwide Aviation Sales Limited                                          Hong Kong                  1989
         Ansett Worldwide Aviation Netherlands B.V.                                          The Netherlands            1992
         Ansett Worldwide Aviation Services, Inc.                                            New York                   2000

Page 6 of 8 Pages

                                                                                          Jurisdiction of
                                                                                          Incorporation or          Year of Inc. or
                                                                                             Formation                 Formation
                                                                                       ----------------------       ----------------
         AWMS (Delaware) Inc.                                                                Delaware                   2000
         AWMS (Sweden) AB                                                                    Sweden                     2000
         AWMS (UK) Limited                                                                   England & Wales            2000
         AWMS (Celtic) Limited                                                               Ireland                    2000
         Calapooia Air Limited                                                               Hong Kong                  1987
         Siletz Air Limited                                                                  Hong Kong                  1987
            Ansett Finance (Europe) B.V.                                                     The Netherlands            1967
            Ansett Worldwide Aviation Equipment                                              Hong Kong                  1990
         Nordstress Australia Pty. Limited                                                   Australia                  1993
         Nordstress Limited                                                                  Hong Kong                  1982
            Nordstress (Singapore) Pte Limited                                               Singapore                  1992
         Siuslaw Air, Inc.                                                                   Nevada                     1990
         Deschutes Air, Inc.                                                                 Nevada                     1992
     MSDW LTCP, L.L.C.                                                                       Delaware                   1998
     MSDW 745, LLC                                                                           Delaware                   1998
MS Holdings Incorporated                                                                     Delaware                   1995
MS Real Estate Special Situations Inc.                                                       Delaware                   1997
MS Real Estate Special Situations GP Inc.                                                    Delaware                   1997
MS Synfuels, Inc.                                                                            Delaware                   1998
MS Technology Holdings, Inc.                                                                 Delaware                   1997
MS Venture Capital (Japan) Inc.                                                              Delaware                   1989
MSAM Holdings II, Inc.                                                                       Delaware                   1996
     Van Kampen Investments Inc.                                                             Delaware                   1992
         American Capital Contractual Services, Inc.                                         New York                   1957
         Riverview International Inc.                                                        Delaware                   1998
         Van Kampen Advisors Inc.                                                            Delaware                   1974
         Van Kampen Asset  Management Inc.                                                   Delaware                   1936
         Van Kampen Funds Inc.                                                               Delaware                   1974
         Van Kampen Exchange Corp.                                                           California                 1975
         Van Kampen Insurance Agency of Illinois Inc.                                        Illinois                   1996
         Van Kampen Insurance Agency of Texas Inc.                                           Texas                      1996
         Van Kampen Investment Advisory Corp.                                                Delaware                   1982
         Van Kampen Investor Services Inc.                                                   Delaware                   1987
         Van Kampen Management Inc.                                                          Delaware                   1990
         Van Kampen Recordkeeping Services Inc.                                              Delaware                   1997
         Van Kampen System Inc.                                                              Delaware                   1996
         Van Kampen Trust Co.                                                                Texas                      1986
         VKAC Cayman Limited                                                                 Cayman Islands             1995
MSBF Inc.                                                                                    Delaware                   1995
MSCP III Holdings, Inc.                                                                      Delaware                   1994
MSDW Carnoustie LLC                                                                          Delaware                   2000
     MSDW Gleneagles Limited                                                                 Cayman Islands             2000
MSDW Capital Partners IV, Inc.                                                               Delaware                   1998
MSDW Capital Trust I                                                                         Delaware                   1998
MSDW CPIV Holdings, Inc.                                                                     Delaware                   1998
MSDW EFS Holdings Inc.                                                                       Delaware                   2000
     S&Y Limited                                                                             Cayman Islands             2000
MSDW Emerging Equity, Inc.                                                                   Delaware                   2000
MSDW European Real Estate Special Situations II Inc.                                         Delaware                   1999
MSDW Fixed Income Ventures Inc.                                                              Delaware                   2000
     MSDW BondBook Ventures Inc.                                                             Delaware                   2000
MSDW International Employee Services LLC                                                     Delaware                   1998
MSDW Markets Inc.                                                                            Delaware                   2000
MSDW Nederland B.V.                                                                          Netherlands                2000
MSDW Offshore Equity Services Inc.                                                           Delaware                   1998
     JJ&J Investments Limited                                                                Cayman Islands             1999
     MSDW May PERC I Limited                                                                 Cayman Islands             1999
     MSDW Equity Finance Services I (Cayman) Ltd.                                            Cayman Islands             1998
     MSDW Equity Investments Limited                                                         Cayman Islands             1999
     MSDW Offshore Equity Services (Korea) Inc.                                              Delaware                   1999
MSDW-Pioneer GP, Inc.                                                                        Delaware                   2000
MSDW-Pioneer LP, Inc                                                                         Delaware                   2000
MSDW Private Equity, Inc.                                                                    Delaware                   2000
MSDW Strategic Ventures Inc.                                                                 Delaware                   2000
MSDW Structured Asset Corp.                                                                  Delaware                   1998
MSDW Synfuels II, Inc.                                                                       Delaware                   1998

Page 7 of 8 Pages

                                                                                          Jurisdiction of
                                                                                          Incorporation or          Year of Inc. or
                                                                                             Formation                 Formation
                                                                                       ----------------------       ----------------
MSDW Synfuels III, Inc.                                                                      Delaware                   1998
MSDW Venture Partners IV, Inc.                                                               Delaware                   1999
MSDW VP IV Holdings, Inc.                                                                    Delaware                   1999
MSGEM Holdings, Inc.                                                                         Delaware                   2000
MSIT Holdings, Inc.                                                                          Delaware                   1996
     SL Partners MD Side Fund, LLC                                                           Delaware                   1999
MSREF II, Inc.                                                                               Delaware                   1994
     MSREF II, L.L.C.                                                                        Delaware                   1995
MSREF III, Inc.                                                                              Delaware                   1997
MSREF IV, Inc.                                                                               Delaware                   2000
MSREF IV Funding, Inc.                                                                       Delaware                   2000
     MSREF IV Funding Partner, Inc.                                                          Delaware                   2000
MSUH Holdings I, Inc.                                                                        Delaware                   1996
     MSUH Holdings II, Inc.                                                                  Delaware                   1996
         MS SP Urban Horizons, Inc.                                                          Delaware                   1996
         MS Urban Horizons, Inc.                                                             Delaware                   1994
NOVUS Credit Services Inc.                                                                   Delaware                   1960
     Bank of New Castle                                                                      Delaware                   1988
     Discover Brokerage Direct, Inc.                                                         Delaware                   1999
     Discover Card Limited                                                                   Gibraltar                  1992
     Discover Financial Services, Inc.                                                       Delaware                   1985
     Discover Services Corporation                                                           Delaware                   1990
     Discover Bank                                                                           Delaware                   1911
         GTC Insurance Agency, Inc.                                                          Delaware                   1999
            GTC Insurance Agency, Inc. of Alabama                                            Alabama                    1999
     Morgan Stanley Dean Witter Bank, Inc.                                                   Utah                       1990
         MWF Insurance Agency, Inc.                                                          Delaware                   1999
            MWF Insurance Agency, Inc. of Alabama                                            Alabama                    1999
     Mountain Receivables Corp.                                                              Delaware                   1996
     NCL Investments, Inc.                                                                   Delaware                   1997
     Morgan Stanley Dean Witter Credit Corporation of Pennsylvania                           Pennsylvania               1967
     Morgan Stanley Dean Witter Credit Corporation                                           Delaware                   1969
         NOVUS Receivables Financing Inc.                                                    Delaware                   1999
     Morgan Stanley Dean Witter Credit Corporation of Iowa                                   Iowa                       1977
     Morgan Stanley Dean Witter Credit Corporation of Minnesota                              Minnesota                  1994
     Morgan Stanley Dean Witter Credit Corporation of Tennessee                              Tennessee                  1975
     NOVUS Financial Corporation of Washington                                               Washington                 1991
     Discover Financial Services (Canada), Inc.                                              Canada                     1985
     SCFC Receivables Corp.                                                                  Delaware                   1989
         Discover Receivables Financing Corporation                                          Delaware                   1989
     SCFC Receivables Financing Corporation                                                  Delaware                   1988
     SPS Transaction Services, Inc.                                                          Delaware                   1991
One Water Corporation                                                                        Massachusetts              1985
Open Road Airways, Inc.                                                                      Delaware                   1998
PG Holdings, Inc.                                                                            Delaware                   1991
PG Holdings III, Inc.                                                                        Delaware                   2000
PG Investors, Inc.                                                                           Delaware                   1991
PG Investors II, Inc.                                                                        Delaware                   1996
PG Investors III, Inc.                                                                       Delaware                   2000
Pierpont Power, Inc.                                                                         New York                   1987
Providence DE Funding Co.                                                                    Delaware                   2000
Providence DE Holdings Co.                                                                   Delaware                   2000
     Providence Cayman Holdings Limited                                                      Cayman Islands             2000
Reynolds Securities Inc.                                                                     Delaware                   1978
Romley Computer Leasing Inc.                                                                 Delaware                   1985
Strategic Investments I, Inc.                                                                Delaware                   1996
     MSDW Equity Investments II Limited                                                      Cayman Islands             2000
Tempo-GP, Inc.                                                                               Delaware                   1986
Tempo-LP, Inc.                                                                               Delaware                   1986
Zephyr (Cayman) Limited                                                                      Cayman Islands             1999

(i)  Morgan Stanley Dean Witter & Co. was incorporated in Delaware in 1981.
(ii) "*" indicates that one or more minority shareholders are non-affiliates.

Page 8 of 8 Pages